SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

        Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of
                                      1934

                          Date of Report July 12, 2002


                           LATINOCARE MANAGEMENT CORP.
                  ---------------------------------------------
             (Exact name of registrant as specified in its chapter)


         COLORADO              33-92110                     30-0050402
         --------              --------                     ----------
(State or other                (Commission File             (IRS Employer
jurisdiction of                Number)                      Identification No.)
of incorporation)


4150 Long Beach Boulevard, Long Beach, California                    91723
-------------------------------------------------                    -----
(Address of principal executive offices)                    (Postal Code)


        Registrant's telephone number, including area code (562) 997-4420

Item 1. CHANGES IN CONTROL OF REGISTRANT

        None.


Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

        None


Item 3. BANKRUPTCY OR RECEIVERSHIP

        None


Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        None


Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

       On July 2, 2002, the Company terminated Computershare
Investor Services, Inc. as transfer agent and engaged Mountain
Share Transfer, Inc., 1625 Abilene Drive, Broomfield, CO 80020, as transfer agent.


Item 6. RESIGNATION OF REGISTRAR'S DIRECTORS

         None


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not Applicable

         (b) Not Applicable

         (c) Exhibits

        None


Item 8. CHANGE IN FISCAL YEAR

        None


Item 9. REGULATION FD DISCLOSURE

        None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LATINOCARE MANAGEMENT CORP.
                                         (Registrant)


                                         By: /s/ Jose Gonzalez
                                             ------------------------
Date:  July 16, 2002                              Jose Gonzalez, President